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                                                                    Exhibit 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report On Form 10-KSB/A of Tech Laboratories, Inc. for the Year Ended December 31, 2003, I, Bernard Ciongoli, Chief Executive Officer and Chief Financial Officer of Tech Laboratories Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

      1. Such Yearly Report on Form 10-KSB/A for the year ended December 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in such Yearly Report on Form 10-KSB/A for the year ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Tech Laboratories Inc.

Dated:  January 7, 2005

TECH LABORATORIES, INC.


By: /s/ Bernard Ciongoli
-------------------------------
Chief Executive Officer and
Chief Financial Officer